Investor Presentation December, 2005

Safe Harbor Statement Arbors at Lee Vista Orlando, Florida Ashton at Waterford Lakes Orlando, FL Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, the expectation that approximately 50% of projected 2005 net operating income will come from California, Florida and Metropolitan Washington D.C., delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10- Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Coronado North Newport Beach, CA

UDR Overview 4th largest apartment REIT Approximately 75,000 apartment homes $6.6 billion total market cap Total Annual Shareholder Return: 2 Years: 16.8% 5 Years: 27.9% 10 Years: 13.1% Lower risk profile Diversified portfolio: no single MSA > 9% of NOI Proven reputation as superior operator Safe & Growing Dividend 29 consecutive years of dividend increases 5.2% yield (as of 12/1/05) The Antlers - Jacksonville, FL The Antlers - Jacksonville, FL

UDR Overview The Investment Case for UDR - Attractive Growth Potential Solid Operating Trends Deep Pipeline of Opportunities Operating Margin Expansion Kitchen/Bath Program Community-Level Rehabs Developments Strong Portfolio Position CA/FL/DC = 50% of Projected NOI Condo Pipeline Safe Investment Strong Balance Sheet Dividend Coverage Exceptional Value Achieving Average of Peer Multiple = $6+ Price Appreciation for a >25% Return Mac Alpine Place - Dunedin, FL

50% of projected 2005 Net Operating Income from California, Florida, and Metropolitan D.C. Percents indicate the projected 2005 Cash Flow contribution from each state Percents indicate the projected 2005 Cash Flow contribution from each state Percents indicate the projected 2005 Cash Flow contribution from each state Percents indicate the projected 2005 Cash Flow contribution from each state UDR - Strong Portfolio Position Our Holdings as of November 2005

Rents Per occupied home - $752 Up $25 over prior year Up 3.4% over prior year Occupancy 94.6% - Up 40 bps over prior year Highest level in over four years Reimbursements Up 13.5% over prior year $31 per month Concessions Down 18% vs. prior year Expenses Up 6.9% over prior year Up 3.7% year-to-date Bottom Line NOI Up 2.3% vs. prior year Up 3.1% year-to-date 2005 Third Quarter Results Early Q4 Results Occupancy 94.6% Revenue Growth: 4.9% Expense Growth: 4.5% NOI Growth: 5.2% UDR - Solid Operating Trends Average Monthly Rent & Reimbursements * *Includes Non-Mature Communities

3Q05 & YTD Same Store Comparisons to 10 Peer Companies UDR - Solid Operating Trends Source: SNL YTD Performance is in the Upper Half of the Peer Group Revenue Growth: Tied for 3rd Expense Growth: 6th NOI Growth: 4th

Net Rents and Occupancy are the Strongest in Several Years as Concessions Decline UDR - Solid Operating Trends

9 Months Same Store Results UDR - Solid Operating Trends We Have Achieved the Best YTD NOI Growth vs. Apartment Peers in 6 of our Top 10 Markets

Markets - Third Quarter Year Over Year Revenue Growth Which Markets Will Be Hot in 2006? Property Operations

UDR - Solid Operating Trends 40% of Our Leases Come Via The Internet Recently Expanded to Yahoo.com Internet Marketing

Superior Operations Leads to FFO Growth UDR - Solid Operating Trends Potential FFO Revenue: Per Share Rent: $30 Increase in Monthly Collections: $0.14 Reimbursements: Increase from 55% to 70%: 0.02 Occupancy: Increase by 1%: 0.04 Expense: 3% - 5% Expense Growth: (0.05) - (0.08) Net Benefit: $0.12 - $0.15 Note: Calculations based on same store operations

All Residents Pay for Electricity We pay for vacant electricity and common areas - $3.4 million annually or 3.5% of annual rental expense Currently Re-bill 27,000 of our 35,000 Homes that Use Natural Gas Our gas bill is $4.8 million annually, or 5.0% of annual rental expense Dallas and Houston begin billing this quarter. Texas properties represent 18% of annual natural gas expense. New California acquisitions began billing this year. Gas expense for these communities is 15% of our total gas expense. Working with legal counsel to implement a utility reimbursement program in DC. They use 9% of our total gas expense. Modeled Scenarios Combining Increases in Natural Gas Prices and Increases in Electric Costs with Improvement in Gas Reimbursements. Annual impact, which modeled natural gas increases between 30% and 50%, ranged between one and two cents of FFO per share. Energy Costs UDR - Solid Operating Trends

Attractive Internal Growth Potential From Rehab & Development Activities UDR - Deep Pipeline of Opportunities Dollars Invested Translate to Higher NAV

UDR - Deep Pipeline of Opportunities Kitchen/Bath Program Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. YTD Investment: $27 million Targeting 9% to 10% Stabilized ROI 9,500 completed; > 20,000 in pipeline Create $1.50 in Shareholder Value for $1.00 invested Before After

UDR - Deep Pipeline of Opportunities Community-Level Rehabs Upgraded Landscaping, Exterior Design, Aesthetic Effects YTD Investment: $29 million Targeting 8% to 10% Stabilized ROI 24,000 homes completed; 18,500 homes in process Before After

UDR - Deep Pipeline of Opportunities Full Scope Rehabs Reinvest with Exterior Upgrades and Interior Renovations 5 Communities Underway, 2,251 Homes $63 million budgeted or $27,900 per home Targeting 8% to 9% Stabilized ROI 7,000 Homes Under Study Before After

Developments UDR - Deep Pipeline of Opportunities Development Pipeline Exceeds 1,900 Homes $210 million Budget; 7.4% Average Yield $15 million Contribution to NOI; $0.03 Accretion to FFO when Stabilized 70% will be Delivered in 2006 Land in Inventory to Build 1,675 Homes

Acquisitions Performance UDR - Strong Portfolio Position We Are Meeting or Exceeding Underwritten Returns on Over $1.5 billion of Acquisitions Completed Since 2003

2005 Acquisitions Acquisitions Acquisitions/Sales

2005 Dispositions Dispositions & Condo Activity Acquisitions/Sales Will Sell to Converters - Example: 350 Home Community in Phoenix Sold to Condo Converter at sub 3% Cap Rate 2005 Condo Activity ^ After Tax Cap Rate of 5.3% ? 102 Condos Sold YTD ? 110 Condos Under Contract * UDR owned 20% of Joint Venture

*Dollars in millions except Share Price UDR - A Safe Investment Strong Balance Sheet GAAP Maturities as % of Total Debt

UDR - An Exceptional Value Share Repurchase Program Potential AFFO Impact from Property Sales to Fund Share Repurchase, Debt Prepayment

UDR - An Exceptional Value Peer Company FFO & AFFO Source: SNL (11/10/05) Our National Portfolio Provides a Stable, Growing Source of Earnings

UDR - An Exceptional Value Source of Peer Company YTD FFO Source: Company Reports SNL as of November 8, 2005 Our Earnings Stream from Real Estate Operations Continues to Dominate Reported Results. This More Predictable Source of Earnings is Currently Heavily Discounted by the Market

Strong Operator Delivering Stable, Predictable Returns Revenue and NOI Growth near Top of Peer Group Potential $0.12 - $0.15 FFO Benefit from Rent, Reimbursement and Occupancy Increases Committed to Growth Asset Quality Investments Achieving 8% to 10% ROI $245M - $325M Potential Investment NAV Creation - $1.50 Increase in Real Estate Value per $1 Invested Development Activity $210M - $225M Potential Investment 7% - 8% Expected Stabilized Returns Dramatic Improvement in Portfolio 50% of projected 2005 NOI from CA, DC & FL 2005 Job Growth in our markets projected to be double the national rate* Exceptional Value Multiple Expansion Potential - $6+ Price Appreciation at Average Peer Multiple 5.2% Yield (as of 12/1/05) *Source: economy.com Reasons to Invest In United Dominion Realty Trust UDR - An Exceptional Value

Definitions Funds From Operations (FFO) - The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. Adjusted Funds From Operations (AFFO) - AFFO is usually calculated by adjusting out of Funds From Operations (FFO) certain "non cash" revenues and expenses and normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances). This calculation also is called Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD).